Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933

                        Supplement Dated October 9, 2008

Fund                               Prospectus                                      Prospectus Date

Pioneer Cash Reserves              Class A, Class B and Class C Shares             May 1, 2008
Fund                               Class R Shares                                  May 1, 2008
                                   Class Y Shares                                  May 1, 2008

Pioneer Institutional Money        Class 1, Class 2 and Class 3 Shares             December 1, 2007
Market Fund

Pioneer Tax Free Money Market      Class A, Class B and Class C Shares             May 1, 2008
Fund                               Class Y Shares                                  May 1, 2008



The Board of Trustees of each of the Pioneer money market funds listed above has approved, and the funds have applied for, participation in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program"). The funds' participation in the Program is not certain until each submission is reviewed and accepted by the Treasury, which is expected to take up to 10 days.

The Program seeks to guarantee the $1.00 net asset value (NAV) of certain shares of money market funds as of September 19, 2008. The guarantee would be triggered in the event the market-based net asset value of a participating fund's share falls below $0.995 and that situation has not been cured. Recovery under the Program would require the fund to liquidate. Upon liquidation, and subject to the availability of assets under the Program, eligible shareholders who have continued to maintain accounts would be entitled to receive a payment equal to any shortfall between the amount received by a shareholder in the liquidation and $1.00 per share.

Only shareholders of record of a participating fund as of September 19, 2008 will be eligible to participate in the guarantee. Any increase in the number of shares held in a fund in excess of shares held at the close of business on September 19, 2008 will not be covered. If, following September 19, 2008, the number of shares held in an account fluctuates, shareholders will be covered for either the number of shares held as of the close of business on September 19, 2008 or the number of shares held on the date of the trigger event, whichever is less.

Unless extended by the Treasury, the Program will expire on December 18, 2008. The Treasury has discretion to continue the program until September 18, 2009. If the program were extended, eligible funds would have to renew their participation to maintain coverage. There is no assurance that the funds listed above will be able to participate in the Program if it is extended beyond December 18, 2008.

Participation in the initial three month period of the Program requires a payment to the U.S. Treasury Department in the amount of 0.01% of the fund's net asset value as of the close of business on September 19, 2008. This expense will be borne by each fund without regard to any expense limitation currently in effect for the fund. Any additional cost to participate in the extended Program also may be borne by each fund at that time.

As of the date of this supplement, assets available to the Program to support all participating money market funds are approximately $50 billion. As of the date of this supplement, more information about the program is available on the U.S. Treasury's website at http://www.ustreas.gov.